SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000

                                BROADVISION, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       0-28252                     94-3184303
(State of jurisdiction)        (Commission File No.)            (IRS Employer
                                                             Identification No.)

                                  585 Broadway
                             Redwood City, CA 94063
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 261-5100

                                       1.

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Item 5.  Other Events

         On January 26, 2000, BroadVision, Inc. (the "Company") announced a definitive agreement for the Company to acquire Interleaf, Inc. ("Interleaf") in a stock-for-stock transaction with a fixed exchange rate of .3465 shares of the Company stock for each outstanding share of Interleaf stock. The Company's press release, dated January 26, 2000, titled "BroadVision Extends Its E-Business Leadership with Agreement to Acquire Interleaf, The e-Content Company" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit
Number            Description

99.1              Press Release dated January 26, 2000.

                                       2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROADVISION, INC.

Dated:  January 30, 2000               By:      /s/ Randall C. Bolten
                                          --------------------------------------
                                                Randall C. Bolten
                                                Vice President, Operations
                                                and Chief Financial Officer

                                       3.

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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Press Release dated January 26, 2000.

                                       4.